UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      April 6, 2011
                                                --------------------------------

                             PASSUR AEROSPACE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

         0-7642                                         11-2208938
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  (Commission File Number)                     (IRS Employer Identification No.)

One Landmark Square, Suite 1900
        Stamford, CT                                               06901
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(Address of Principal Executive Offices)                         (Zip Code)

                                  203-622-4086
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2011 Annual Meeting of Shareholders of PASSUR Aerospace, Inc. (the "Company") held on April 6, 2011, the shareholders elected each of the Company's nominees for director to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Shareholders also ratified the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the Company's 2011 fiscal year. Finally, shareholders approved Amendment No. 2 to the Company's 2009 Stock Incentive Plan (the "Plan"). Each proposal is described in detail in the Company's Definitive Proxy Statement filed with the SEC on February 25, 2011. The voting results are listed below:

1) To elect the following individuals to serve as directors to hold office until the 2012 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

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     Name                                    For                  Withheld
--------------------------------------- -------------------- -------------------

     G.S. Beckwith Gilbert                   3,473,063            8,050
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     James T. Barry                          3,473,853            7,250
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     John R. Keller                          3,473,053            8,050
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     Paul L. Graziani                        3,473,853            7,250
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     Richard R. Schilling                    3,472,853            8,250
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     Bruce N. Whitman                        3,473,053            8,050
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     James J. Morgan                         3,473,053            8,050
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     Kurt J. Ekert                           3,473,053            8,050
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     Peter L. Bloom                          3,473,053            8,050
--------------------------------------- -------------------- -------------------

     Richard L. Haver                        3,473,053            8,050
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2) To ratify the Audit Committee's appointment of BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the 2011 fiscal year.

       For               Against       Abstain             Broker Non-Vote
       ---               -------       -------             ---------------
     3,968,218           68,900         14,123                   0






3) To approve Amendment No. 2 to the Plan to (i) increase the number of shares of the Company's common stock, par value $0.01 per share ( "Common Stock") that may be issued under the Plan from 1,000,000 to 1,500,000 shares, and
     (ii) increase the number of shares of Common Stock with respect to which stock options, stock appreciation rights and performance awards may be granted under the Plan to any employee during any fiscal year, which limitation is necessary to exempt remuneration attributable to such awards from the deduction limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended.


        For                   Against       Abstain         Broker Non-Vote
        ---                   -------       -------         ---------------
     3,418,043                 60,210        2,850              570,138

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PASSUR AEROSPACE, INC.


                                       By:   /s/ Jeffrey P. Devaney
                                             ----------------------
                                       Name:  Jeffrey P. Devaney
                                       Title: Chief Financial Officer, Treasurer
                                              and Secretary

Date: April 8, 2011